UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): September 18, 2007
THE CLOROX COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)

1-07151 (Commission File Number)	31-0595760 (I.R.S. Employer Identification No.)
1221 Broadway, Oakland, California 94612-1888
(Address of principal executive offices) (Zip code)
(510) 271-7000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)
☐      Written communications pursuant to Rule 425 Under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01 Financial Statements and Exhibits
SIGNATURES
THE CLOROX COMPANY
EXHIBIT 3.1
EXHIBIT 99.1

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     On September 18, 2007, the Management Development and Compensation Committee of the Board of Directors (the “Board”) of The Clorox Company (the “Company”) established the target bonus opportunities for the Company’s executive officers, including the chairman and chief executive officer and the next four most highly compensated executive officers (the “Named Officers”) for the fiscal year ending June 30, 2008. A schedule setting forth the target bonus opportunities for the Named Officers is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
     On September 18, 2007, the Board adopted Amended and Restated Bylaws of the Company (the “Amended and Restated Bylaws”), effective as of the same date. The changes to the Amended and Restated Bylaws include:
•	Article I, Section 1 (Annual Meeting): This section was amended to provide that the date of the annual meeting, consistent with Delaware law, shall be a date within thirteen (13) months of the last annual meeting of stockholders rather than within six months of the end of the Company’s fiscal year.

•	Article I, Section 2 (Special Meetings): This section was amended to clarify the business that may be brought before a special meeting of stockholders.

•	Article I, Section 3 (Notice of Meetings), Article II, Section 7 (Conduct of Business), Article III, Section 2 (Conduct of Business), Article VI, Section 1 (Notices): These sections were amended to make express the authority to take certain corporate actions through electronic transmissions, as permitted under Delaware corporate law.

•	Article I, Section 7 (Proxies and Voting): This section was amended to clarify what it means to have a contested election such that the plurality voting standard for the election of directors applies (rather than the otherwise applicable majority voting standard).

•	Article I, Section 10 (Meetings): This section was amended to modify the information and timing requirements in connection with the notice of any business or nominations proposed to be brought before an annual meeting of stockholders. The amendment requires a stockholder to deliver notice of proposed business to the Company between 120 and 90 days prior to the anniversary of the date of the previous year’s annual meeting (defined as the “Anniversary Date”), rather than 70 to 170 days before the date of the prior year’s annual meeting (as required by the prior Bylaws). This section also specifies information that a stockholder must submit in connection with a nomination or proposal.

•	Article II, Section 4 (Special Meetings): The amendment to this section provides that a special meeting of the Board may be called by the Chairman, the Chief Executive Officer or a majority of directors. The prior Bylaws permitted two directors to call a special meeting.

•	Article V, Section 1 (Certificates of Stock): The amendment to this section makes express the Company’s ability to issue shares of the Company’s securities in uncertificated form.
     In addition, the Amended and Restated Bylaws reflect certain non-substantive language and conforming changes and other technical edits and updates.
     The Company’s prior Bylaws were filed with the Securities and Exchange Commission as Exhibit 3.1 to the Company’s Current Report on Form 8-K on September 25, 2006. The Amended and Restated Bylaws are attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
     (d) Exhibits

Exhibit	Description
3.1	Amended and Restated Bylaws
99.1	Schedule of Named Officers Compensation

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE CLOROX COMPANY
Date: September 24, 2007	By:	/s/ Laura Stein
Senior Vice President —
General Counsel

THE CLOROX COMPANY
FORM 8-K
INDEX TO EXHIBITS

Exhibit	Description
3.1	Amended and Restated Bylaws
99.1	Schedule of Named Officers Compensation